                                                                                        MORGAN
                                                                                  & COMPANY
                                                                                                                                                                                                     CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in the Registration Statement of Barola Oil & Gas Co. Inc. (an exploration state company) on Form SB-2/A-3 of our Auditors’ Report, dated January 21, 2005, on the balance sheet of Barola Oil & Gas Co. Inc. (an exploration stage company) as at September 30, 2004 and 2003 and the related statements of loss and deficit, cash flows, and stockholders’ deficiency for the period from inception on May 29, 2001 and September 30, 2004.

In addition, we consent to the reference to us under the heading “Experts” in the Registration Statement.

Vancouver, Canada                                                                     "Morgan & Company"

January 25, 2005                                                                                                                                                                                Chartered Accountants

Tel: (604) 687-5841                                                                                                                                                                                                                                             P.O.Box 10007 Pacific Centre
Fax: (604) 687-0075                                                                                                                                                                                                                                   Suite 1488-700 West Georgia Street
                                                                                                                                                                                                                                                                                  Vancouver, B.C. V7Y 1A1

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